MERRILL LYNCH
MASSACHUSETTS
MUNICIPAL
BOND FUND

[FUND LOGO]
STRATEGIC
         Performance

Semi-Annual Report
January 31, 1997



Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Massachusetts
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                     #16150 -- 1/97



Merrill Lynch Massachusetts Municipal Bond Fund    January 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields, and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion - $175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion - $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, we primarily maintained the defensive posture of the Fund which we adopted in mid-1996. Our principal strategy was to favor higher-couponed issues over more interest rate-sensitive securities that have greater potential for capital appreciation. We believed that tax-exempt interest rates would fluctuate in a broad range and larger-couponed securities would offer both greater principal preservation and generous tax-exempt income. In addition, we maintained minimal cash reserves in recent months to further augment shareholder income.

New long-term bond issuance in Massachusetts was lower than that in the national marketplace. During the six months ended January 31, 1997, over $2.5 billion in long-term securities was issued by Massachusetts municipalities, a decline of about 10% compared to the same period a year earlier. Likewise, in the three months ended January 31, 1997, $1.5 billion in municipal bonds was issued in Massachusetts, a decline of over 15% compared to the same period in 1996. This decline in new bond supply was perhaps the major determining factor in our decision to maintain a fully invested position. While 1997 annual issuance is expected to be similar to that of 1996, more advantageous supply conditions are not expected until late 1997. Consequently, we expect to remain fully invested throughout much of 1997.

We believe that economic growth should slow by mid-1997, perhaps aided by an increase in interest rates by the Federal Reserve Board. Slower growth, combined with continued low inflation, may result in materially lower interest rates. Additionally, the prospect for further Federal deficit reduction may provide a positive backdrop for more significant declines in long-term bond yields. Signs that such a scenario is developing would trigger us to move to a more aggressive strategy for the Fund, utilizing more interest rate-sensitive issues in order to enhance the Fund's principal appreciation. At the same time, however, we will still seek to generate an attractive level of tax-exempt income.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Massachusetts Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/FRED K. STUEBE
Fred K. Stuebe
Vice President and Portfolio Manager

March 4, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                              12 Month      3 Month
                                                1/31/97          10/31/96       1/31/96       % Change     % Change
Class A Shares*                                $10.73           $10.74          $11.02          -2.63%       -0.09%
Class B Shares*                                 10.73            10.74           11.02          -2.63        -0.09
Class C Shares*                                 10.72            10.73           11.01          -2.63        -0.09
Class D Shares*                                 10.73            10.74           11.02          -2.63        -0.09
Class A Shares -- Total Return*                                                                 +2.62(1)     +1.26(2)
Class B Shares -- Total Return*                                                                 +2.10(3)     +1.13(4)
Class C Shares -- Total Return*                                                                 +1.99(5)     +1.10(6)
Class D Shares -- Total Return*                                                                 +2.52(7)     +1.23(8)
Class A Shares -- Standardized 30-day Yield      4.67%
Class B Shares -- Standardized 30-day Yield      4.36%
Class C Shares -- Standardized 30-day Yield      4.26%
Class D Shares -- Standardized 30-day Yield      4.57%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.565 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.151 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.510 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.136 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.499 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.133 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.555 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.148 per share ordinary income dividends.





Performance Summary -- Class A Shares

                                        Net Asset Value         Capital Gains
Period Covered                     Beginning        Ending       Distributed      Dividends Paid*      % Change**
2/28/92 -- 12/31/92                 $10.00          $10.46           --               $0.542             +10.24%
1993                                 10.46           11.22         $0.103              0.652             +14.79
1994                                 11.22            9.84           --                0.571             - 7.33
1995                                  9.84           11.02           --                0.555             +18.03
1996                                 11.02           10.78           --                0.557             + 3.05
1/1/97 -- 1/31/97                    10.78           10.73           --                0.041             + 0.01
                                                             Total $0.103       Total $2.918
                                                                  Cumulative total return as of 1/31/97: +42.64%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not includesales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                                        Net Asset Value         Capital Gains
Period Covered                     Beginning        Ending       Distributed      Dividends Paid*    % Change**
2/28/92 -- 12/31/92                 $10.00          $10.46          --                $0.498            + 9.77%
1993                                 10.46           11.22        $0.103               0.596            +14.21
1994                                 11.22            9.84          --                 0.518            - 7.80
1995                                  9.84           11.02          --                 0.501            +17.44
1996                                 11.02           10.78          --                 0.502            + 2.53
1/1/97 -- 1/31/97                    10.78           10.73          --                 0.037            - 0.04
                                                            Total $0.103         Total $2.652
                                                                 Cumulative total return as of 1/31/97: +39.12%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                                        Net Asset Value         Capital Gains
Period Covered                     Beginning        Ending       Distributed      Dividends Paid*       % Change**
10/21/94 -- 12/31/94                $10.03          $  9.84           --              $0.088              - 1.00%
1995                                  9.84            11.01           --               0.490              +17.20
1996                                 11.01            10.77           --               0.491              + 2.42
1/1/97 -- 1/31/97                    10.77            10.72           --               0.036              - 0.05
                                                                                Total $1.105
                                                                 Cumulative total return as of 1/31/97:   +18.78%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares


                                        Net Asset Value         Capital Gains
Period Covered                     Beginning        Ending       Distributed      Dividends Paid*      % Change**
10/21/94 -- 12/31/94                $10.03          $  9.84           --               $0.103            - 0.85%
1995                                  9.84            11.02           --                0.545            +17.91
1996                                 11.02            10.78           --                0.546            + 2.95
1/1/97 -- 1/31/97                    10.78            10.73           --                0.040            + 0.00
                                                                                 Total $1.234
                                                                  Cumulative total return as of 1/31/97: +20.35%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                           % Return Without      % Return With
                             Sales Charge        Sales Charge**
Class A Shares*
Year Ended 12/31/96             +3.05%               -1.07%
Inception (2/28/92)
through 12/31/96                +7.61                +6.71

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.

                               % Return            % Return
                             Without CDSC         With CDSC**
Class B Shares*
Year Ended 12/31/96             +2.53%               -1.39%
Inception (2/28/92)
through 12/31/96                +7.07                +7.07

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                               % Return            % Return
                             Without CDSC         With CDSC**
Class C Shares*
Year Ended 12/31/96             +2.42%               +1.44%
Inception (10/21/94)
through 12/31/96                +8.18                +8.18

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                           % Return Without      % Return With
                             Sales Charge        Sales Charge**
Class D Shares*
Year Ended 12/31/96             +2.95%               -1.17%
Inception (10/21/94)
through 12/31/96                +8.81                +6.80

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.



Merrill Lynch Massachusets Municipal Bond Fund                                                                  January 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

S&P      Moody's    Face                                                                                                   Value
Ratings  Ratings  Amount                                       Issue                                                    (Note 1a)

Massachusetts -- 98.9%
BBB      Baa1     $  865   Boston, Massachusetts, Industrial Development Financing Authority, Sewer Facility
                           Revenue Bonds (Harbor Electric Energy Company Project), AMT, 7.375% due 5/15/2015                $928
                           Massachusetts Bay Transportation Authority Revenue Bonds (Massachusetts General
                           Transportation Systems), Series A:
A+       A1        1,000   7% due 3/01/2021                                                                                1,191
A+       A1        1,750   Refunding, 7% due 3/01/2011                                                                     2,031
AAA      Aaa       1,000   Massachusetts Education Loan Authority, Educational Loan Revenue Bonds, AMT, Issue E,
                           Series A, 7.375% due 1/01/2012 (b)                                                              1,084
                           Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
AAA      Aaa       3,030   (Boston College), Series J, 6.625% due 7/01/2021 (e)                                            3,279
A        A1        2,520   (Brigham and Women's Hospital), Series C, 6.75% due 6/01/2021                                   2,657
A1+      VMIG1+      100   (Capital Asset Program), VRDN, Series D, 3.55% due 1/01/2035 (a)(d)                               100
AAA      Aaa       5,150   (Medical Center of Central Massachusetts), CARS, Series B, 9.28% due 6/23/2022 (b)(f)           5,948
AAA      Aaa       2,500   (Newton Wellesley Hospital), Series D, 7% due 7/01/2001 (d)(g)                                  2,794
AAA      Aaa       1,000   (Northeastern University), Series E, 6.55% due 10/01/2022 (d)                                   1,084
AAA      Aaa       2,000   Refunding (Lowell General Hospital), Series B, 5.25% due 6/01/2016 (h)                          1,898
NR*      B         1,000   Refunding (New England Memorial Hospital), Series B, 6.125% due 7/01/2013                         811
AAA      Aaa       1,000   Refunding (Stonehill College), Series E, 6.60% due 7/01/2020 (d)                                1,090
NR*      A         2,335   Refunding (Wheaton College), Series C, 5.25% due 7/01/2019                                      2,200
                           Massachusetts State, HFA, Revenue Bonds (Residential Development)(c):
AAA      Aaa       2,000   Series C, 6.875% due 11/15/2011                                                                 2,121
AAA      Aaa       5,000   Series C, 6.90% due 11/15/2021                                                                  5,283
AAA      Aaa       1,000   Series D, Section 8, 6.875% due 11/15/2021                                                      1,047
                           Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT:
A+       Aa        1,500   Series 38, 7.20% due 12/01/2026                                                                 1,600
A+       Aa        2,000   Series 40, 6.65% due 12/01/2027                                                                 2,071
AAA      Aaa       1,950   Series 48, 6.35% due 6/01/2026 (d)                                                              1,981
                           Massachusetts State Industrial Finance Agency Revenue Bonds:
AAA      Aaa       1,000   (Babson College), Series A, 6.50% due 10/01/2022 (d)                                            1,079
NR*      A3        2,000   (Babson College), Series A, 5.25% due 10/01/2027                                                1,846
AAA      Aaa       2,750   (Brandeis University), Series C, 6.80% due 10/01/2019 (d)                                       2,945
A+       A1        1,795   Refunding (Holy Cross College-II), 6.375% due 11/01/2002 (g)                                    1,987
A1+      VMIG1+      100   Massachusetts State Municipal Wholesale Electric Company, Power Supply System
                           Revenue Bonds, VRDN, Series C, 3.35% due 7/01/2019 (a)                                            100
A1+      VMIG1+    1,400   Massachusetts State, UPDATES, Series B, 3.60% due 12/01/1997 (a)                                1,400
AA+      Aa3       1,680   Massachusetts State Water Pollution Abatement Trust Revenue Bonds (Secured Loan
                           Program), Series A, 6.375% due 2/01/2015                                                        1,791
A        A         6,000   Massachusetts State Water Resource Authority, Series A, 6.50% due 7/15/2019                     6,669
AAA      Aaa       1,000   South Essex, Massachusetts, Sewer District, GO, Refunding, Series A, 5.25% due
                           6/15/2024 (d)                                                                                     941
AAA      Aaa       1,210   Southern Berkshire, Massachusetts, Regional School District, GO, UT, 7% due
                           4/15/2003 (d)(g)                                                                                1,362
NR*      Baa       1,500   Springfield, Massachusetts, School Project Loan, GO, Series B, 7.10% due 9/01/2002 (g)          1,704

Total Investments (Cost -- $59,611) -- 98.9%                                                                              63,022

Other Assets Less Liabilities -- 1.1%                                                                                        673
                                                                                                                       ---------
Net Assets -- 100.0%                                                                                                     $63,695
                                                                                                                       =========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
(b) AMBAC Insured.
(c) FNMA Collateralized.
(d) MBIA Insured.
(e) FGIC Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1997.
(g) Prerefunded.
(h) FSA Insured.
 *  Not Rated.
 +  Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Massachusetts Municipal
Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT           Alternative Minimum Tax (subject to)
CARS          Complementary Auction Rate Securities
GO            General Obligation Bonds
HFA           Housing Finance Agency
S/F           Single - Family
UPDATES       Unit Priced Demand Adjustable
              Tax-Exempt Securities
UT            Unlimited Tax
VRDN          Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997

Assets:              Investments, at value (identified cost -- $59,610,797)(Note 1a)                           $63,022,295
                     Cash                                                                                          177,240
                     Receivables:
                     Interest                                                                   $707,776
                     Beneficial interest sold                                                     15,097           722,873
                                                                                          --------------
                     Deferred organization expenses (Note 1e)                                                        5,938
                     Prepaid registration fees and other assets (Note 1e)                                            7,410
                                                                                                             -------------
                     Total assets                                                                               63,935,756
                                                                                                             -------------
Liabilities:         Payables:
                     Beneficial interest redeemed                                                 63,599
                     Dividends to shareholders (Note 1f)                                          51,309
                     Investment adviser (Note 2)                                                  31,089
                     Distributor (Note 2)                                                         25,513           171,510
                                                                                          --------------
                     Accrued expenses and other liabilities                                                         69,253
                                                                                                             -------------
                     Total liabilities                                                                             240,763
                                                                                                             -------------
Net Assets:          Net assets                                                                                $63,694,993
                                                                                                             =============
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized                                                                             $49,452
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                             518,255
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                              13,946
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                              11,895
                     Paid-in capital in excess of par                                                           61,520,114
                     Accumulated realized capital losses on investments -- net (Note 5)                         (1,757,390)
                     Accumulated distribution in excess of realized capital gains -- net (Note 1f)                 (72,777)
                     Unrealized appreciation on investments -- net                                               3,411,498
                                                                                                             -------------
                     Net assets                                                                                $63,694,993
                                                                                                             =============
Net Asset Value:     Class A -- Based on net assets of $5,307,006 and 494,519 shares of
                     beneficial interest outstanding                                                                $10.73
                                                                                                             =============
                     Class B -- Based on net assets of $55,615,667 and 5,182,547 shares of
                     beneficial interest outstanding                                                                $10.73
                                                                                                             =============
                     Class C -- Based on net assets of $1,495,482 and 139,460 shares of
                     beneficial interest outstanding                                                                $10.72
                                                                                                             =============
                     Class D -- Based on net assets of $1,276,838 and 118,953 shares of
                     beneficial interest outstanding                                                                $10.73
                                                                                                             =============
See Notes to Financial Statements.





Statement of Operations

                                                                                                 For the Six Months Ended
                                                                                                         January 31, 1997
Investment Income    Interest and amortization of premium and discount earned                                  $2,059,878
(Note 1d):

Expenses:            Investment advisory fees (Note 2)                                          $187,356
                     Account maintenance and distribution fees -- Class B (Note 2)               149,130
                     Professional fees                                                            33,771
                     Accounting services (Note 2)                                                 24,545
                     Transfer agent fees -- Class B (Note 2)                                      17,671
                     Registration fees (Note 1e)                                                  10,590
                     Printing and shareholder reports                                              6,543
                     Account maintenance and distribution fees -- Class C (Note 2)                 4,058
                     Amortization of organization expenses (Note 1e)                               3,259
                     Custodian fees                                                                2,688
                     Pricing fees                                                                  2,187
                     Trustees' fees and expenses                                                   1,881
                     Transfer agent fees -- Class A (Note 2)                                       1,439
                     Account maintenance fees -- Class D (Note 2)                                    648
                     Transfer agent fees -- Class C (Note 2)                                         400
                     Transfer agent fees -- Class D (Note 2)                                         320
                     Other                                                                           105
                                                                                         ---------------
                     Total expenses                                                                               446,591
                                                                                                            -------------
                     Investment income -- net                                                                   1,613,287
                                                                                                            -------------
Realized &           Realized loss on investments -- net                                                         (135,728)
Unrealized           Change in unrealized appreciation on investments -- net                                      943,169
Gain (Loss) on                                                                                              -------------
Investments -- Net   Net Increase in Net Assets Resulting from Operations                                      $2,420,728
(Notes 1b, 1d & 3):                                                                                         =============





Statements of Changes in Net Assets
                                                                                            For the Six             For the
                                                                                           Months Ended           Year Ended
Increase (Decrease) in Net Assets:                                                         Jan. 31, 1997         July 31, 1996

Operations:          Investment income -- net                                              $1,613,287              $3,534,570
                     Realized loss on investments -- net                                       (135,728)             (120,826)
                     Change in unrealized appreciation on investments -- net                    943,169             1,137,298
                                                                                           ------------         -------------
                     Net increase in net assets resulting from operations                     2,420,728             4,551,042
                                                                                           ------------         -------------
Dividends to         Investment income -- net:
Shareholders         Class A                                                                   (151,458)             (338,974)
(Note 1f):           Class B                                                                 (1,397,733)           (3,107,959)
                     Class C                                                                    (31,061)              (36,158)
                     Class D                                                                    (33,035)              (51,479)
                                                                                           ------------         -------------
                     Net decrease in net assets resulting from dividends to shareholders     (1,613,287)           (3,534,570)
                                                                                           ------------         -------------
Beneficial Interest  Net decrease in net assets derived from beneficial
Transactions         interest transactions                                                   (5,342,927)           (7,525,610)
(Note 4):                                                                                  ------------         -------------

Net Assets:          Total decrease in net assets                                            (4,535,486)           (6,509,138)
                     Beginning of period                                                     68,230,479            74,739,617
                                                                                           ------------         -------------
                     End of period                                                          $63,694,993           $68,230,479
                                                                                           ============         =============

See Notes to Financial Statements.





Financial Highlights

                                                                                           Class A
                                                                       For the Six
The following per share data and ratios have been derived                Months
from information provided in the financial statements.                   Ended
                                                                        Jan. 31,        For the Year Ended July 31,
                                                                          1997      1996      1995      1994      1993
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                  $10.60     10.46    $10.48    $11.07    $10.68
Operating                                                               -------   -------   -------   -------   -------
Performance:       Investment income -- net                                 .28       .56       .56       .58       .63
                   Realized and unrealized gain (loss) on
                   investments -- net                                       .13       .14      (.02)     (.43)      .42
                                                                        -------   -------   -------   -------   -------
                   Total from investment operations                         .41       .70       .54       .15      1.05
                                                                        -------   -------   -------   -------   -------
                   Less dividends and distributions:
                   Investment income -- net                                (.28)     (.56)     (.56)     (.58)     (.63)
                   Realized gain on investments -- net                       --        --        --      (.15)     (.03)
                   In excess of realized gain on
                   investments -- net                                        --        --        --      (.01)      --
                                                                        -------   -------   -------   -------   -------
                   Total dividends and distributions                       (.28)     (.56)     (.56)     (.74)     (.66)
                                                                        -------   -------   -------   -------   -------
                   Net asset value, end of period                        $10.73    $10.60    $10.46    $10.48    $11.07
                                                                        =======   =======   =======   =======   =======

Total Investment   Based on net asset value per share                      3.94%++   6.78%     5.35%     1.26%    10.08%
Return:**                                                               =======   =======   =======   =======   =======

Ratios to Average  Expenses, net of reimbursement                           .85%*     .84%      .88%      .62%      .42%
Net Assets:                                                             =======   =======   =======   =======   =======
                   Expenses                                                 .85%*     .84%      .91%      .85%      .95%
                                                                        =======   =======   =======   =======   =======
                   Investment income -- net                                5.20%*    5.23%     5.42%     5.33%     5.75%
                                                                        =======   =======   =======   =======   =======

Supplemental       Net assets, end of period (in thousands)              $5,307    $5,887    $6,630    $8,367    $7,093
Data:                                                                   =======   =======   =======   =======   =======
                   Portfolio turnover                                     19.18%    56.05%    89.62%    72.13%    39.37%
                                                                        =======   =======   =======   =======   =======

                   *   Annualized
                   ** Total investment returns exclude the effect of sales loads.
                   ++ Aggregate total investment return

                   See Notes to Financial Statements





Financial Highlights (continued)
                                                                                                Class B
                                                                       For the Six
The following per share data and ratios have been derived                Months
from information provided in the financial statements.                   Ended
                                                                        Jan. 31,        For the Year Ended July 31,
                                                                          1997      1996      1995      1994      1993
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                  $10.60    $10.46    $10.48    $11.07    $10.68
Operating                                                               -------   -------   -------   -------   -------
Performance:       Investment income -- net                                 .26       .51       .50       .53       .57
                   Realized and unrealized gain (loss) on
                   investments -- net                                       .13       .14      (.02)     (.43)      .42
                                                                        -------   -------   -------   -------   -------
                   Total from investment operations                         .39       .65       .48       .10       .99
                                                                        -------   -------   -------   -------   -------
                   Less dividends and distributions:
                   Investment income -- net                                (.26)     (.51)     (.50)     (.53)     (.57)
                   Realized gain on investments -- net                       --        --        --      (.15)     (.03)
                   In excess of realized gain on
                   investments -- net                                        --        --        --      (.01)      --
                                                                        -------   -------   -------   -------   -------
                   Total dividends and distributions                       (.26)     (.51)     (.50)     (.69)     (.60)
                                                                        -------   -------   -------   -------   -------
                   Net asset value, end of period                        $10.73    $10.60    $10.46    $10.48    $11.07
                                                                        =======   =======   =======   =======   =======

Total Investment   Based on net asset value per share                      3.67%++   6.23%     4.82%      .75%     9.53%
Return:**                                                               =======   =======   =======   =======   =======

Ratios to Average  Expenses, net of reimbursement                          1.36%*    1.35%     1.39%     1.12%      .93%
Net Assets:                                                             =======   =======   =======   =======   =======
                   Expenses                                                1.36%*    1.35%     1.42%     1.36%     1.45%
                                                                        =======   =======   =======   =======   =======
                   Investment income -- net                                4.69%*    4.72%     4.91%     4.83%     5.24%
                                                                        =======   =======   =======   =======   =======

Supplemental       Net assets, end of period (in thousands)             $55,616   $59,868   $66,927   $76,436   $71,429
Data:                                                                   =======   =======   =======   =======   =======
                   Portfolio turnover                                     19.18%    56.05%    89.62%    72.13%    39.37%
                                                                        =======   =======   =======   =======   =======

                   *   Annualized
                   ** Total investment returns exclude the effect of sales loads.
                   ++ Aggregate total investment return

                   See Notes to Financial Statements





Financial Highlights (concluded)

                                                                                      Class C
                                                                        For the                    For the
                                                                          Six        For the        Period
The following per share data and ratios have been derived                Months       Year         Oct. 21,
from information provided in the financial statements.                   Ended        Ended        1994+ to
                                                                         Jan. 31,    July 31,      July 31,
                                                                          1997         1996          1995
Increase (Decrease) in Net Asset Value:

Per Share          Net asset value, beginning of period                  $10.60        $10.46        $10.03
Operating                                                               -------       -------       -------
Performance:       Investment income -- net                                 .25           .49           .37
                   Realized and unrealized gain on investments -- net       .12           .14           .43
                                                                        -------       -------       -------
                   Total from investment operations                         .37           .63           .80
                                                                        -------       -------       -------
                   Less dividends from investment income -- net            (.25)         (.49)         (.37)
                                                                        -------       -------       -------
                   Net asset value, end of period                        $10.72        $10.60        $10.46
                                                                        =======       =======       =======

Total Investment   Based on net asset value per share                      3.52%++       6.12%         8.13%++
Return:**                                                               =======       =======       =======

Ratios to Average  Expenses                                                1.46%*        1.45%         1.56%*
Net Assets:                                                             =======       =======       =======
                   Investment income -- net                                4.59%*        4.61%         4.68%*
                                                                        =======       =======       =======

Supplemental       Net assets, end of period (in thousands)              $1,495        $1,185          $432
Data:                                                                   =======       =======       =======
                   Portfolio turnover                                     19.18%        56.05%        89.62%
                                                                        =======       =======       =======


                                                                                  Class D
                                                                        For the             For the
                                                                          Six      For the   Period
The following per share data and ratios have been derived                Months      Year   Oct. 21,
from information provided in the financial statements.                    Ended     Ended   1994+ to
                                                                         Jan. 31,  July 31,  July 31,
Increase (Decrease) in Net Asset Value:                                    1997      1996      1995

Per Share          Net asset value, beginning of period                  $10.61        $10.47        $10.03
Operating                                                               -------       -------       -------
Performance:       Investment income -- net                                 .28           .55           .42
                   Realized and unrealized gain on investments -- net       .12           .14           .44
                                                                        -------       -------       -------
                   Total from investment operations                         .40           .69           .86
                                                                        -------       -------       -------
                   Less dividends from investment income -- net            (.28)         (.55)         (.42)
                                                                        -------       -------       -------
                   Net asset value, end of period                        $10.73        $10.61        $10.47
                                                                        =======       =======       =======

Total Investment   Based on net asset value per share                      3.79%++       6.67%         8.70%++
Return:**                                                               =======       =======       =======

Ratios to Average  Expenses                                                 .95%*         .94%         1.04%*
Net Assets:                                                             =======       =======       =======
                   Investment income -- net                                5.10%*        5.12%         5.22%*
                                                                        =======       =======       =======

Supplemental       Net assets, end of period (in thousands)              $1,277        $1,290          $750
Data:                                                                   =======       =======       =======
                   Portfolio turnover                                     19.18%        56.05%        89.62%
                                                                        =======       =======       =======

                   *   Annualized
                   ** Total investment returns exclude the effect of sales loads.
                   ++ Aggregate total investment return

                   See Notes to Financial Statements




Merrill Lynch Massachusetts Municipal Bond Fund          January 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Massachusetts Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding
$1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account            Distribution
            Maintenance Fee             Fee

Class B          0.25%                 0.25%
Class C          0.25%                 0.35%
Class D          0.10%                   --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                MLFD     MLPF&S

Class A          $40      $490
Class D          $28      $350

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $52,250 relating to transactions in Class B Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $12,031,249 and $13,353,838, respectively.

Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:

                                  Realized         Unrealized
                                    Losses              Gains

Long-term investments            $(135,728)        $3,411,498
                                ----------        -----------
Total                            $(135,728)        $3,411,498
                                ==========        ===========

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $3,411,498, of which $3,619,919 related to appreciated securities and $208,421 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $59,610,797.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $5,342,927 and $7,525,610 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                           Dollar
Months Ended January 31, 1997          Shares        Amount

Shares sold                            12,611      $135,515
Shares issued to shareholders
in reinvestment of dividends            5,567        59,522
                                    ---------     ---------
Total issued                           18,178       195,037
Shares redeemed                       (78,842)     (841,504)
                                    ---------     ---------
Net decrease                          (60,664)    $(646,467)
                                    =========     =========

Class A Shares for the Year                          Dollar
Ended July 31, 1996                    Shares        Amount

Shares sold                            11,145      $120,133
Shares issued to shareholders
in reinvestment of dividends           14,167       151,254
                                    ---------     ---------
Total issued                           25,312       271,387
Shares redeemed                      (103,808)   (1,098,620)
                                    ---------     ---------
Net decrease                          (78,496)    $(827,233)
                                    =========     =========

Class B Shares for the Six                           Dollar
Months Ended January 31, 1997          Shares        Amount

Shares sold                           211,804    $2,263,836
Shares issued to shareholders
in reinvestment of dividends           69,183       739,763
                                    ---------     ---------
Total issued                          280,987     3,003,599
Automatic conversion
of shares                              (4,523)      (48,364)
Shares redeemed                      (739,428)   (7,919,456)
                                    ---------     ---------
Net decrease                         (462,964)  $(4,964,221)
                                    =========     =========

Class B Shares for the Year                          Dollar
Ended July 31, 1996                    Shares        Amount

Shares sold                           571,636    $6,100,084
Shares issued to shareholders
in reinvestment of dividends          152,704     1,630,400
                                    ---------     ---------
Total issued                          724,340     7,730,484
Shares redeemed                    (1,475,480)  (15,689,139)
                                    ---------     ---------
Net decrease                         (751,140)  $(7,958,655)
                                    =========     =========

Class C Shares for the
Six Months Ended                                     Dollar
January 31, 1997                       Shares        Amount

Shares sold                            42,420      $454,173
Shares issued to shareholders
in reinvestment of dividends            2,437        26,059
                                    ---------     ---------
Total issued                           44,857       480,232
Shares redeemed                       (17,190)     (184,266)
                                    ---------     ---------
Net increase                           27,667      $295,966
                                    =========     =========

Class C Shares for the Year                          Dollar
Ended July 31, 1996                    Shares        Amount

Shares sold                            89,824      $961,975
Shares issued to shareholders
in reinvestment of dividends            3,434        28,126
                                    ---------     ---------
Total issued                           93,258       990,101
Shares redeemed                       (22,777)     (247,358)
                                    ---------     ---------
Net increase                           70,481      $742,743
                                    =========     =========

Class D Shares for the
Six Months Ended                                     Dollar
January 31, 1997                       Shares        Amount

Shares sold                             4,817       $51,495
Automatic conversion
of shares                               4,523        48,364
Shares issued to shareholders
in reinvestment of dividends              406         4,345
                                    ---------     ---------
Total issued                            9,746       104,204
Shares redeemed                       (12,407)     (132,409)
                                    ---------     ---------
Net decrease                           (2,661)     $(28,205)
                                    =========     =========

Class D Shares for the Year                          Dollar
Ended July 31, 1996                    Shares        Amount

Shares sold                            95,688    $1,010,719
Shares issued to shareholders
in reinvestment of dividends              876         9,371
                                    ---------     ---------
Total issued                           96,564     1,020,090
Shares redeemed                       (46,657)     (502,555)
                                    ---------     ---------
Net increase                           49,907      $517,535
                                    =========     =========

5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a net capital loss carryforward of approximately $1,275,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.